DIRECT OPERATING COSTS	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
    The partnership has no key employees or directors and does not remunerate key management personnel. Details of the allocations of costs incurred by Brookfield on behalf of the partnership are disclosed in Note 25. Key decision makers of the partnership are all employees of the ultimate parent company or its subsidiaries, which provides management services under the master services agreement with Brookfield.
    Direct operating costs include all attributable expenses except interest, depreciation and amortization, impairment expense, other expenses, and taxes and primarily relate to cost of sales and compensation at the subsidiary level. The following table lists direct operating costs for the years ended 2020, 2019, and 2018 by nature:

(US$ MILLIONS)	2020	2019	2018
Cost of sales	$27,742	$33,963	$31,539
Compensation	4,686	4,299	2,530
Property taxes, sales taxes and other	37	65	65
Total	$32,465	$38,327	$34,134
    Inventories recognized as cost of sales for the year ended December 31, 2020 amounted to $21,397 million (2019: $23,046 million, 2018: $21,421 million).
Total lease expenses relating to short-term and low-value leases included in direct operating costs for the year ended December 31, 2020 were $24 million (2019: $59 million) and $11 million (2019: $14 million), respectively.